Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Imation Corp. (the “Company”) on Form 10-Q for the period ending March 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Frank P. Russomanno, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Frank P. Russomanno
Frank P. Russomanno
Chief Executive Officer and President
May 8, 2007